Nicor Gas Company
                                                                       Form 10-Q
                                                                   Exhibit 99.01


                                  CERTIFICATION


I, Thomas L. Fisher, Chairman and Chief Executive Officer of Nicor Gas Company, certify that:

1) This quarterly report on Form 10-Q of Nicor Gas Company fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Nicor Gas Company.



   Date:  May 2, 2003               /s/ THOMAS L. FISHER
          -----------               ------------------------------------
                                    Thomas L. Fisher
                                    Chairman and Chief Executive Officer



























A signed original of this written statement required by Section 906 has been provided to Nicor Gas Company and will be retained by Nicor Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.